                                                                     Exhibit 4.1

   CLASS A                                                        CLASS A
COMMON STOCK                         AmerUs                    COMMON STOCK
                                         Life
   NUMBER                                Holdings, Inc.           SHARES
   ------                                                         ------

                                                             SEE REVERSE FOR
INCORPORATED UNDER THE LAWS OF                            STATEMENTS RELATING TO
     THE STATE OF IOWA                                      RIGHTS, PREFERENCES,
                                                              PRIVILEGES AND
                                                            RESTRICTIONS, IF ANY
                                                            CUSIP 030732 10 1

     This Certifies that



                           [Stock Certificate - Face]



     is the record holder of


  FULLY PAID AND NONASSESSABLE SHARES OF CLASS A COMMON STOCK, NO PAR VALUE, OF
   ------------------------AMERUS LIFE HOLDINGS, INC.------------------------
transferable on the books of the Corporation in person or by duly authorized attorney on surrender of this Certificate properly endorsed. This Certificate shall not be valid until countersigned and registered by the Transfer Agent and Registrar.

     WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

     Dated:

COUNTERSIGNED AND REGISTERED
           CHASEMELLON SHAREHOLDER SERVICES, L.L.C.
                        TRANSFER AGENT AND REGISTRAR

                         AUTHORIZED SIGNATURE

            [Signature]                 [Seal]         [Signature]
            Secretary                                  Chairman, President and
                                                       Chief Executive Officer

                         [Stock Certificate - Reverse]

     The Corporation shall furnish without charge to each stockholder who so requests a statement of the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock of the Corporation or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights. Such requests shall be made to the Corporation's Secretary at the principal office of the Corporation.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in fill according to applicable laws or regulations:

TEN COM  -  as tenants in common                       UNIF GIFT MIN ACT -  ________ Custodian _________
TEN ENT  -  as tenants by the entireties                                    (Cust)           (Minor)
JT TEN   -  as joint tenants with right of                               under Uniform Gifts to
            survivorship and not as tenants                              Minors Act ____________________
              in common                                                               (State)

                                                       UNIF TRF MIN ACT - _____ Custodian (until age _____)
                                                                          ________ under Uniform Transfers
                                                                          to Minors
                                                                          Act ____________________________
                                                                                          (State)

   Additional abbreviations may also be used though not in the above list

 FOR VALUE RECEIVED, _______________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
        IDENTIFYING NUMBER OF ASSIGNEE

[                             ]

________________________________________________________________________________
 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________ Shares
of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

_______________________________________________________________________ Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated ______________________________

                                           X __________________________________

                                           X __________________________________
                                    NOTICE:  THE SIGNATURE(S) TO THIS ASSIGNMENT
                                             MUST CORRESPOND WITH THE NAME(S) AS
                                             WRITTEN UPON THE FACE OF THE
                                             CERTIFICATE IN EVERY  PARTICULAR,
                                             WITHOUT ALTERATION OR ENLARGEMENT
                                             OR ANY CHANGE WHATEVER

Signature(s) Guaranteed

By_______________________________
THE SIGNATURE(S) SHOULD BE GUARANTEED BY
AN ELIGIBLE GUARANTOR INSTITUTION (BANKS,
STOCKBROKERS, SAVINGS AND LOAN
ASSOCIATIONS AND CREDIT UNIONS WITH
MEMBERSHIP IN AN APPROVED SIGNATURE
GUARANTEE MEDALLION PROGRAM),
PURSUANT TO S.E.C. RULE 17Ad-15.